UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2012

Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Audit Committee Membership

Effective as of May 17, 2012, immediately following the  Annual Meeting of Shareholders, the Board of Directors named Mr. Douglas McEachern as Chairman of the Audit Committee of the Board of Directors.  Mr. Eric Barr, the previous Chairman of the Audit Committee, did not stand for re-election as a director at the Annual Meeting.
The board of directors has determined that Mr. McEachern meets the independence requirements of the National Association of Securities Dealers Automated Quotations (“NASDAQ”) and Rule 10A-3 of the Securities Exchange Act of 1934. The board of directors also determined that Mr. McEachern is financially literate and capable of holding this position.
A description of  Mr. McEachern biographical information and a description of the Company’s director compensation program are disclosed in the Company’s proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on April 27, 2012.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2011, Reading International, Inc. (“Reading”) amended its bylaws to increase the size of the Board of Directors from eight (8) to nine (9) members.  A copy of the amended and restated bylaws was omitted as an exhibit from the Form 8-K filed with the Securities and Exchange Commission on January 4, 2012.  A copy of the amended bylaws is attached as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 17, 2012.  The stockholders considered one proposal, the election of directors, which is included in its proxy statement on Form DEF 14A, and was filed with the Securities and Exchange Commission on April 27, 2012.  The proposal voted upon and the results of the vote were the following:

Proposal 1:  To elect eight directors to our Board of Directors to serve until our 2013 Annual Meeting of Stockholders

NAME	FOR	AGAINST	ABSTAIN
James J. Cotter, Sr.	1,190,724	280	38,248
James J. Cotter, Jr.	1,189,924	1,080	38,248
Margaret Cotter	1,189,905	1,099	38,248
William D. Gould	1,190,152	255	38,845
Edward L. Kane	1,228,788	255	209
Douglas McEachern	1,228,807	236	209
Tim Storey	1,228,807	236	209
Alfred Villaseñor	1,228,731	271	250

Item 8.01. Other Events.

Slide Presentation

On May 17, 2012, Reading International, Inc. showed a slide presentation at its annual meeting of stockholders, which is attached here as exhibit 99.2.  The same presentation was made available on the Investor Information page of our website, www.readingrdi.com, on May 18, 2012.

Press Release

On May 22, 2012, Reading International, Inc. issued a press release announcing highlights from its annual meeting of stockholders which was held on May 17, 2012, a copy of which is attached as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.

99.1	Amended and Restated Bylaws of Reading International, Inc.
99.2	Slide presentation at the annual meeting of stockholders
99.3	Press release issued by Reading International, Inc. pertaining to its annual meeting of stockholders held on May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: May 22, 2012	By:	/s/ Andrzej Matyczynski
	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer